EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Veritec, Inc. (the “Company”) on Form 10-K for the twelve month period ended June 30, 2015, as filed with the Securities and Exchange Commission on January 21, 2016 (the “Report”), I, Van Thuy Tran., Chairman and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

/s/ Van Thuy Tran
Van Thuy Tran
Chairman and Chief Executive Officer
(Principal Executive Officer)
January 21, 2016

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.